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                                                                    Exhibit 99.1


      INDEPENDENT AUDITORS' CONSENT



      We consent to the incorporation by reference in Registration Statements No. 33-82818 and No. 33-82992 of Cold Metal Products, Inc. on Form S-8 of our report dated June 24, 1996 on the combined financial statements of Direct Steel Inc. and 955404 Ontario Inc. for the year ended March 31, 1996 appearing in this Report on Form 8-K of Cold Metal Products, Inc.



      /s/ Deloitte & Touche
      ---------------------
      Chartered Accountants
      Hamilton, Ontario Canada




      August 27, 1996



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